[Graphic Omitted]             PRELIMINARY SAMPLE               [Graphic Omitted]
 POPULAR ABS, INC.(SM)        POPULAR ABS 2005-C


                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

                                                                     STATED DOCS
POPULAR ABS 2005-C                                           BALANCE: 39,025,888
FRIEDMAN BILLINGS RAMSEY                                             189 RECORDS
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                   Weighted    Average
                                                 Current    Pct by  Average     Stated  Weighted Weighted
                                     # of      Principal      Curr    Gross  Remaining   Average  Average
Current Principal Balance ($)       Loans        Balance  Prin Bal   Coupon       Term  Orig LTV     FICO
---------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                      31   2,326,602.66      5.96    7.862        359     78.37      643
100,000.01 - 200,000.00                84  12,098,987.76     31.00    7.444        358     81.64      650
200,000.01 - 300,000.00                37   8,918,809.79     22.85    7.261        359     81.48      645
300,000.01 - 400,000.00                19   6,472,318.84     16.58    7.143        351     83.62      629
400,000.01 - 500,000.00                11   5,028,932.66     12.89    6.845        359     84.80      656
500,000.01 - 600,000.00                 5   2,722,360.40      6.98    6.718        359     73.05      629
600,000.01 - 700,000.00                 1     680,000.00      1.74    7.720        359     85.00      574
700,000.01 - 800,000.00                 1     777,875.59      1.99    7.130        358     90.00      547
---------------------------------------------------------------------------------------------------------
Total:                                189  39,025,887.70    100.00    7.248        357     81.77      641
---------------------------------------------------------------------------------------------------------
Min: $31,875.00
Max: $777,875.59
Average: $206,486.18
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                 Weighted     Average
                                              Current    Pct by   Average      Stated  Weighted  Weighted
                                # of        Principal      Curr     Gross   Remaining   Average   Average
Current Gross Rate             Loans          Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
5.500 - 5.999                      5     1,641,989.25      4.21     5.838         359     75.45       730
6.000 - 6.499                     11     3,497,640.00      8.96     6.224         359     73.52       640
6.500 - 6.999                     38     8,584,504.13     22.00     6.799         357     78.62       645
7.000 - 7.499                     48    10,187,124.86     26.10     7.234         354     83.06       626
7.500 - 7.999                     50    10,420,255.61     26.70     7.680         359     84.60       640
8.000 - 8.499                     23     3,318,964.51      8.50     8.225         359     88.10       633
8.500 - 8.999                     11     1,151,015.79      2.95     8.736         359     83.95       645
9.000 - 9.499                      3       224,393.55      0.57     9.196         359     82.16       642
---------------------------------------------------------------------------------------------------------
Total:                           189    39,025,887.70    100.00     7.248         357     81.77       641
---------------------------------------------------------------------------------------------------------
Min: 5.750
Max: 9.250
Weighted Average: 7.248
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                  Weighted    Average
                                                Current   Pct by   Average     Stated  Weighted  Weighted
                                   # of       Principal     Curr     Gross  Remaining   Average   Average
FICO                              Loans         Balance Prin Bal    Coupon       Term  Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
525 - 549                             2      902,667.08     2.31     7.382        358     84.61       547
550 - 574                             9    1,841,830.22     4.72     7.424        359     73.64       566
575 - 599                            32    6,959,469.67    17.83     7.391        359     79.18       588
600 - 624                            34    7,277,437.28    18.65     7.373        359     81.43       612
625 - 649                            35    7,465,378.62    19.13     6.969        357     81.77       636
650 - 674                            36    7,098,866.29    18.19     7.404        360     84.94       662
675 - 699                            11    2,058,867.11     5.28     7.260        333     84.65       687
700 >=                               30    5,421,371.43    13.89     6.991        359     82.58       750
---------------------------------------------------------------------------------------------------------
Total:                              189   39,025,887.70   100.00     7.248        357     81.77       641
---------------------------------------------------------------------------------------------------------
Min: 547
Max: 797
NZ Weighted Average: 641
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                   Page 1 of 4

                                                                     STATED DOCS
POPULAR ABS 2005-C                                           BALANCE: 39,025,888
FRIEDMAN BILLINGS RAMSEY                                             189 RECORDS
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                  Weighted    Average
                                               Current    Pct by   Average     Stated  Weighted  Weighted
                                  # of       Principal      Curr     Gross  Remaining   Average   Average
Original CLTV                    Loans         Balance  Prin Bal    Coupon       Term  Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
0.00 - 49.99                         7    1,378,000.00      3.53     6.646        360     39.41       615
50.00 - 54.99                        1      124,791.49      0.32     8.950        357     51.02       547
55.00 - 59.99                        3      516,835.74      1.32     6.555        359     57.30       670
60.00 - 64.99                        2      329,000.00      0.84     6.983        292     64.27       627
65.00 - 69.99                       10    1,657,157.26      4.25     7.135        360     66.52       597
70.00 - 74.99                       15    3,701,994.98      9.49     6.710        345     72.82       637
75.00 - 79.99                       17    3,759,806.09      9.63     7.271        359     76.64       638
80.00 - 80.00                       30    4,897,042.22     12.55     7.059        359     80.00       669
80.01 - 84.99                        8    1,225,603.85      3.14     7.672        359     83.42       622
85.00 - 89.99                       33    6,438,226.02     16.50     7.408        360     86.86       634
90.00 - 94.99                       58   14,116,005.05     36.17     7.360        359     90.17       644
95.00 - 99.99                        4      715,025.00      1.83     8.318        360     96.61       671
100.00 >=                            1      166,400.00      0.43     8.370        360    100.00       589
---------------------------------------------------------------------------------------------------------
Total:                             189   39,025,887.70    100.00     7.248        357     81.77       641
---------------------------------------------------------------------------------------------------------
Min: 31.69
Max: 100.00
Weighted Average: 81.77
% > 80: 58.07
% > 90: 3.93
% > 95: 1.07
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                      Weighted
                                                         Weighted      Average
                                  Current      Pct by     Average       Stated    Weighted   Weighted
FRM               # of          Principal        Curr       Gross    Remaining     Average    Average
ARM              Loans            Balance    Prin Bal      Coupon         Term    Orig LTV       FICO
---------------------------------------------------------------------------------------------------------
ARM                156      33,499,602.84       85.84       7.207          359       82.86        641
Fixed Rate          33       5,526,284.86       14.16       7.497          346       75.15        642
---------------------------------------------------------------------------------------------------------
Total:             189      39,025,887.70      100.00       7.248          357       81.77        641
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                           Weighted
                                                               Weighted     Average
                                          Current     Pct by    Average      Stated   Weighted  Weighted
                            # of        Principal       Curr      Gross   Remaining    Average   Average
Product                    Loans          Balance   Prin Bal     Coupon        Term   Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
ARM 2/28                     149    32,360,302.84      82.92      7.199         359      82.97       641
Fixed 30 yr                   31     5,099,650.10      13.07      7.521         360      75.75       641
ARM 5/25                       5       719,300.00       1.84      7.405         360      77.28       607
Fixed 15 yr                    2       426,634.76       1.09      7.209         179      68.04       666
ARM 2/28 - 60mo IO             2       420,000.00       1.08      7.452         359      83.86       635
---------------------------------------------------------------------------------------------------------
Total:                       189    39,025,887.70     100.00      7.248         357      81.77       641
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                           Weighted
                                                               Weighted     Average
                                          Current     Pct by    Average      Stated   Weighted  Weighted
                            # of        Principal       Curr      Gross   Remaining    Average   Average
Documentation Type         Loans          Balance   Prin Bal     Coupon        Term   Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
SI                           189    39,025,887.70     100.00      7.248         357      81.77       641
---------------------------------------------------------------------------------------------------------
Total:                       189    39,025,887.70     100.00      7.248         357      81.77       641
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                   Page 2 of 4

                                                                     STATED DOCS
POPULAR ABS 2005-C                                           BALANCE: 39,025,888
FRIEDMAN BILLINGS RAMSEY                                             189 RECORDS
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                            Weighted
                                                                Weighted     Average
                                           Current     Pct by    Average      Stated  Weighted   Weighted
                             # of        Principal       Curr      Gross   Remaining   Average    Average
Loan Purpose                Loans          Balance   Prin Bal     Coupon        Term  Orig LTV       FICO
---------------------------------------------------------------------------------------------------------
Cashout Refinance             112    24,694,254.32      63.28      7.175         359     80.25        630
Purchase                       64    12,345,088.76      31.63      7.423         355     85.03        661
Rate/Term Refinance            13     1,986,544.62       5.09      7.064         348     80.35        649
---------------------------------------------------------------------------------------------------------
Total:                        189    39,025,887.70     100.00      7.248         357     81.77        641
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                            Weighted
                                                                 Weighted    Average
                                             Current    Pct by    Average     Stated   Weighted  Weighted
                               # of        Principal      Curr      Gross  Remaining    Average   Average
Property Type                 Loans          Balance  Prin Bal     Coupon       Term   Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
Single Family Detached          142    28,318,012.55     72.56      7.244        357      81.78       637
Duplex                           20     5,382,716.77     13.79      7.277        359      83.05       639
Triplex                           8     2,166,243.79      5.55      7.171        360      78.89       658
Condominium                      10     1,865,900.00      4.78      7.163        347      81.80       671
Quadruplex                        2       530,625.42      1.36      7.755        359      75.00       660
Townhouse                         3       461,339.17      1.18      6.927        360      84.34       654
Row Home                          4       301,050.00      0.77      7.764        360      86.75       655
---------------------------------------------------------------------------------------------------------
Total:                          189    39,025,887.70    100.00      7.248        357      81.77       641
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                           Weighted
                                                               Weighted     Average
                                          Current     Pct by    Average      Stated   Weighted  Weighted
                            # of        Principal       Curr      Gross   Remaining    Average   Average
Occupancy Type             Loans          Balance   Prin Bal     Coupon        Term   Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
Owner-Occupied               150    32,171,029.24      82.44      7.179         359      81.76       636
Non-Owner Occupied            28     4,154,345.74      10.65      7.824         346      78.44       679
Second Home                   11     2,700,512.72       6.92      7.179         359      87.06       641
---------------------------------------------------------------------------------------------------------
Total:                       189    39,025,887.70     100.00      7.248         357      81.77       641
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                   Page 3 of 4

                                                                     STATED DOCS
POPULAR ABS 2005-C                                           BALANCE: 39,025,888
FRIEDMAN BILLINGS RAMSEY                                             189 RECORDS
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                           Weighted
                                                               Weighted     Average
                                         Current    Pct by      Average      Stated    Weighted  Weighted
                             # of      Principal      Curr        Gross   Remaining     Average   Average
State                       Loans        Balance  Prin Bal       Coupon        Term    Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
New Jersey                     44  11,478,096.14     29.41        7.297         355       81.31       631
California                     11   3,705,030.17      9.49        6.276         359       71.74       661
Pennsylvania                   20   2,900,484.60      7.43        7.631         359       85.76       676
North Carolina                 18   2,631,245.26      6.74        7.426         360       83.74       636
Virginia                        8   2,241,074.53      5.74        7.149         359       88.54       650
Florida                        11   2,088,833.57      5.35        7.180         349       81.08       643
South Dakota                    9   1,733,081.76      4.44        7.649         359       82.65       648
South Carolina                  5   1,649,716.58      4.23        7.467         359       83.77       590
Wisconsin                      11   1,617,021.34      4.14        7.453         360       81.63       654
Michigan                        6   1,347,009.15      3.45        7.034         359       72.02       619
Georgia                         8   1,125,864.64      2.88        7.338         359       85.30       621
Massachusetts                   3   1,062,000.00      2.72        7.499         360       89.63       625
Connecticut                     3     926,512.96      2.37        7.684         360       90.00       659
Maryland                        4     871,725.74      2.23        6.995         360       77.75       636
Ohio                            8     865,289.30      2.22        7.599         360       83.28       636
Colorado                        2     428,393.55      1.10        7.004         359       86.77       623
Arizona                         2     317,600.00      0.81        6.643         360       80.00       613
New Hampshire                   2     267,620.15      0.69        7.250         358       84.77       658
North Dakota                    2     264,350.00      0.68        7.207         360       85.84       724
Maine                           1     250,000.00      0.64        6.550         360       78.13       671
Rhode Island                    1     215,000.00      0.55        6.750         360       71.67       599
Kansas                          3     198,122.49      0.51        7.747         359       80.80       712
Nevada                          1     180,000.00      0.46        7.250         359       80.00       596
Montana                         1     145,000.00      0.37        7.620         360       89.51       628
New Mexico                      1     130,500.00      0.33        7.600         360       89.38       780
Texas                           1     113,415.77      0.29        7.500         359       88.67       687
Washington                      1     112,500.00      0.29        7.220         360       90.00       660
Delaware                        1      92,000.00      0.24        8.750         359       65.71       617
Nebraska                        1      68,400.00      0.18        8.750         360       90.00       593
---------------------------------------------------------------------------------------------------------
Total:                        189  39,025,887.70    100.00        7.248         357       81.77       641
---------------------------------------------------------------------------------------------------------
Top 5 Zip Code: 29582 (2.98%),57110(2.76%),7087(2.11%),8054(1.99%),94513(1.50%)
Number of States: 29
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                         Weighted
                                                            Weighted      Average
                                     Current      Pct by     Average       Stated    Weighted   Weighted
                     # of          Principal        Curr       Gross    Remaining     Average    Average
DTI%                Loans            Balance    Prin Bal      Coupon         Term    Orig LTV       FICO
---------------------------------------------------------------------------------------------------------
0.01 - 10.00            2         877,723.08        2.25       7.158          358       88.86        572
10.01 - 20.00           3         453,212.98        1.16       7.529          359       78.51        620
20.01 - 30.00          29       4,988,164.84       12.78       7.204          355       76.87        634
30.01 - 40.00          72      14,527,126.55       37.22       7.337          359       80.61        636
40.01 - 50.00          78      17,524,455.25       44.90       7.193          356       83.97        650
50.01 - 60.00           5         655,205.00        1.68       7.002          360       78.80        649
---------------------------------------------------------------------------------------------------------
Total:                189      39,025,887.70      100.00       7.248          357       81.77        641
---------------------------------------------------------------------------------------------------------
WA DTI: 38.38
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                   Page 4 of 4